                                                                   EXHIBIT 10.02


                    THIRD AMENDMENT TO AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

         This Third Amendment to Amended and Restated Employment Agreement (this "Amendment"), dated as of the 29th day of December, 2005, is entered into by and among Nabors Industries, Inc. ("Nabors Delaware"), Nabors Industries Ltd. ("Nabors Bermuda" and together with Nabors Delaware, "Nabors"), and Anthony G. Petrello ("Executive"). Nabors Delaware, Nabors Bermuda and Executive are referred to herein individually as a "Party" and collectively as the "Parties." Capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Employment Agreement (as defined below).

         WHEREAS, Executive and Nabors Delaware entered into that certain Employment Agreement effective as of October 1, 1996 (as amended on June 24, 2002 and July 17, 2002, collectively, the "Employment Agreement"); and

         WHEREAS, Executive and Nabors desire to further amend the Employment Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         Section 1. Amendment to Section 12(b)(viii) of the Employment
Agreement.

                    Executive hereby irrevocably waives any rights that he may have prior to the execution of this Amendment under Section 12(b)(viii) of the Employment Agreement with respect to the cash settlement of certain stock options, and the Parties hereby agree that Section 12(b)(viii) of the Employment Agreement is hereby amended to add the following paragraph to the end of Section 12(b)(viii):

              "Notwithstanding anything to the contrary in this Section 12(b)(viii), Executive shall not be entitled to any cash payment pursuant to an election by Executive in the event of a Change in Control (as described above) or in the event Executive is entitled to reload options (as described above) unless such election is approved by the Compensation Committee of the Board of Directors of Nabors Bermuda, in its sole discretion, in connection with the Change in Control. This requirement for Compensation Committee approval shall not restrict or diminish in any manner the rights of Executive to exercise outstanding stock options pursuant to the terms of such stock options, the rights to receive or exercise reload options, or any rights of Executive to receive an amount of cash constituting an "excess parachute payment" (as described above) or to be granted additional options immediately exercisable for five years (as described above)."

         Section 2. Miscellaneous.

              (a) This Amendment may be amended or modified only by a written instrument executed by the Parties hereto.

              (b) Except as expressly stated in this Amendment, the Parties acknowledge and agree that the Employment Agreement shall remain in full force and effect in accordance with its terms without any amendment, modification or waiver thereto.

              (c) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              (d) This Amendment and the Employment Agreement embodies the entire agreement and understanding of the Parties hereto in respect of the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of the date first above written.


                              NABORS INDUSTRIES, INC.

                              By:      /s/ Bruce P. Koch
                                    --------------------------------------------
                              Name:    Bruce P. Koch
                              Title:   Vice President -- Finance & CFO
                              Date:    12/29/05


                              NABORS INDUSTRIES LTD.

                              By:      /s/ Daniel McLachlin
                                    --------------------------------------------
                              Name:    Daniel McLachlin
                              Title:   Vice-President/Administration & Secretary
                              Date:    December 29, 2005


                              ANTHONY G. PETRELLO

                              /s/ Anthony G. Petrello
                              --------------------------------------------------

                              Date:    12/29/05